Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

September 4, 2020

Roth Capital Partners, LLC
888 San Clemente Drive
Newport Beach, CA 92660

Ladies and Gentlemen:

Introduction. Subject to the terms and conditions herein (this "Agreement"), Seelos Therapeutics, Inc., a Nevada corporation (the "Company"), hereby agrees to sell up to an aggregate of $7,003,350.00 of securities of the Company, including, but not limited to, 8,865,000 registered shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"), and unregistered Common Stock purchase warrants to purchase up to an aggregate of 6,648,750 shares of Common Stock (the "Warrants" and the shares of Common Stock issuable upon exercise of the Warrants, the "Warrant Shares") (the Shares, Warrants and Warrant Shares, collectively, the "Securities") directly to various investors (each, an "Investor" and, collectively, the "Investors") through Roth Capital Partners, LLC (the "Placement Agent") as placement agent. The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement(s) (the "Purchase Agreement"), shall be collectively referred to herein as the "Transaction Documents." The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below).

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1.       Agreement to Act as Placement Agent.

      (a)    On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Shares pursuant to the Company's registration statement on Form S-3 (File No. 333-221285) (the "Registration Statement") (such offering, the "Registered Offering") and a concurrent private placement of the Warrants (such private placement, the "Private Placement" and, together with the Registered Offering, the "Offering") with the terms of the Offering to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its "Affiliates" (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company's agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase the Securities and the Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a "Closing" and the date on which each Closing occurs, a "Closing Date"). As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

      (i)    A cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Securities at the initial Closing of the Offering. The Placement Agent shall not be due any fees or commissions in connection with the exercise of the Warrants.

      (ii)    The Company also agrees to reimburse the Placement Agent's reasonable, actual and documented out of pocket expenses up to an aggregate of $80,000, which shall be payable immediately upon (but only in the event of) a Closing of the Offering, provided that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement.

      (b)    The term of the Placement Agent's exclusive engagement will be until the completion of the Offering; provided, however, that a party hereto may terminate the engagement with respect to itself at any time upon 10 days written notice to the other party. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company's obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company's obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D), will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) "Persons" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the "Securities Act").

Section 2.       Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of each Closing Date, as follows:

      (a)    Securities Law Filings. The Company has filed with the Securities and Exchange Commission (the "Commission") the Registration Statement under the Securities Act, declared effective on December 7, 2017, for the registration of the Shares under the Securities Act, but not including the Warrants or the Warrant Shares. Following the determination of pricing among the Company and the prospective Investors introduced to the Company by the Placement Agent, the Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the "Rules and Regulations") of the Commission promulgated thereunder, a prospectus supplement relating to the placement of the Shares, their price and the plan of distribution thereof and will advise the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement at the time of effectiveness, together with any preliminary prospectus supplement relating to the Offering, if any (the "Preliminary Prospectus Supplement"), is hereinafter called the "Base Prospectus"; and the final prospectus supplement, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base

Prospectus as it may be amended or supplemented), is hereinafter called the "Final Prospectus Supplement." The Registration Statement at the time it originally became effective is hereinafter called the "Original Registration Statement." Any reference in this Agreement to the Registration Statement, the Original Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, if any, or the Final Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents"), if any, which were or are filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any given time, as the case may be; and any reference in this Agreement to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Original Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus, the Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "referenced," "set forth" or "stated" in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement or the Final Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement or the Final Prospectus Supplement, as the case may be. As used in this paragraph and elsewhere in this Agreement, "Time of Sale Disclosure Package" means the Base Prospectus, any preliminary prospectus supplement, the Final Prospectus Supplement, the Purchase Agreement, and any issuer free writing prospectus as defined in Rule 433 of the Act (each, a "Company Free Writing Prospectus"), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package. The term "any Prospectus Supplement" shall mean, as the context requires, the Base Prospectus, the Final Prospectus Supplement, and any supplement to either thereof. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or any Prospectus Supplement or intends to commence a proceeding for any such purpose.

      (b)    Assurances. The Original Registration Statement, as amended (and any further documents to be filed with the Commission), contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration

Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Other than this Agreement, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Other than this Agreement, there are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

      (c)    Offering Materials. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

      (d)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Prospectus Supplement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and under the Prospectus Supplement have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company's Board of Directors (the "Board of Directors") or the Company's stockholders in connection therewith other than in connection with the Required Approvals (as defined in the Purchase Agreement). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, assuming due authorization, execution and delivery by the Placement Agent, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

      (e)    No Conflicts. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's (as defined in the Purchase Agreement) certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (as defined in the Purchase Agreement) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Purchase Agreement).

      (f)    Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

      (g)    Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

      (h)    Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Base Prospectus or the Prospectus Supplement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

      (i)    FINRA Affiliations. There are no affiliations with any FINRA member firm that is participating in the Registered Offering among the Company's officers or directors.

      (j)    Representations and Warranties Incorporated by Reference. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

Section 3.       Representations, Warranties and Covenants of the Placement Agent. The Placement Agent represents, warrants, covenants and agrees with the Company as follows:

      (a)    With respect to the Securities to be offered and sold in the Private Placement in reliance on Rule 506 under the Securities Act, none of the Placement Agent or any general partner or managing member of the Placement Agent, or any director, executive officer or other officer participating in the Offering of the Placement Agent or the general partner or managing member of the Placement Agent (any such person, a "Placement Agent Covered Person") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Placement Agent has exercised reasonable care to determine whether any Placement Agent Covered Person is subject to a Disqualification Event. The Placement Agent has furnished to the Company a copy of any disclosures required in connection with any Placement Agent Covered Person under Rule 506(e).

      (b)    The Placement Agent will notify the Company in writing, prior to the Closing Date of (x) any Disqualification Event relating to any Placement Agent Covered Person and (y) any event that would, with the passage of time, become a Disqualification Event relating to any Placement Agent Covered Person, in each case, of which the Placement Agent has knowledge.

      (c)    The Placement Agent understands and acknowledges that the Securities (other than the registered Shares) have not been and will not be registered under the Securities Act (except as contemplated in the Purchase Agreement) and may not be offered or issued, except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

      (d)    The Placement Agent agrees that neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Section 502(c) under the Securities Act) in connection with the Private Placement or attempt to place any Securities outside the United States to non-U.S. persons (as that term is defined in Regulation S under the Securities Act) by means of any directed selling efforts (within the meaning of Regulation S.

      (e)    The Placement Agent agrees that other than the Registration Statement, the Base Prospectus, any Prospectus Supplement, any amendment or supplement thereto and any Permitted Free Writing Prospectus (the "Public Offering Materials"), the Placement Agent (including its agents and representatives) has not made, used or referred to and will not make, use or refer to any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than the Public Offering Materials and any other written communications approved in advance by the Company.

Section 4.       Delivery and Payment. Each Closing shall occur at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 ("Placement Agent Counsel") (or at such other place as shall be agreed upon by the Placement Agent and the Company). Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase (as defined below).

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent Counsel. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 5.       Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

      (a)    Registration Statement Matters. The Company will advise the Placement Agent promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to any Prospectus Supplement or any amended Prospectus Supplement has been filed and will furnish the Placement Agent with copies thereof. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the Registered Offering. The Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement any Prospectus Supplement or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or any Prospectus Supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or a Prospectus Supplement or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use.  If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time prior to the completion of the Registered Offering, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable.  Additionally, the Company agrees that, in connection with the Registered Offering, it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

      (b)    Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document other than a Prospectus Supplement. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

      (c)    Amendments and Supplements to a Prospectus Supplement and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Incorporated Documents and any Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Shares contemplated by the Incorporated Documents or any Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus Supplement in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus Supplement or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents or any Prospectus Supplement that is necessary in order to make the statements in the Incorporated Documents and any Prospectus Supplement as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or any Prospectus Supplement, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or any Prospectus Supplement in connection with the Registered Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects; provided, however, that the Company may file any report determined by the Company to be required to be filed pursuant to the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder within the time period required for such filing irrespective of any such objection.

      (d)    Copies of any Amendments and Supplements to a Prospectus Supplement. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of the Incorporated Documents and any Prospectus Supplement and any amendments and supplements thereto (including any Incorporated Documents, if any) as the Placement Agent may reasonably request.

      (e)    Free Writing Prospectus. The Company covenants that it will not, unless it obtains the prior written consent of the Placement Agent, make any offer relating to the Shares that would constitute a Company Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. In the event that the Placement Agent expressly consents in writing to any such free writing prospectus (a "Permitted Free Writing Prospectus"), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as a Company Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

      (f)    Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.

      (g)    No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

      (h)    Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent's prior written consent.

      (i)    Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

      (j)    Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

      (k)    Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent's selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

Section 6.       Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

      (a)    Accountants Comfort Letters. On the Closing Date, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a letter from KPMG LLP (the independent registered public accounting firm of the Company), addressed to the Placement Agent, dated as of the date hereof, in form and substance reasonably satisfactory to the Placement Agent. The letter shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the Incorporated Documents or the applicable Prospectus Supplement, which, in the Placement Agent's sole judgment, is material and adverse and that makes it, in the Placement Agent's sole judgment, impracticable or inadvisable to proceed with the Offering of the Securities as contemplated by such Prospectus Supplement.

      (b)    Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. Each Prospectus Supplement (in accordance with Rule 424(b)) and "free writing prospectus" (as defined in Rule 405 of the Securities Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and the FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

      (c)    Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and each Prospectus Supplement, the registration of the Shares, and the sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent's counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 6.

      (d)    No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent's sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect (as defined in the Purchase Agreement).

      (e)    Opinions of Counsel for the Company. The Placement Agent shall have received on each Closing Date (i) the favorable opinion of Paul Hastings LLP, dated as of such Closing

Date, including, without limitation, a negative assurance letter, and (ii) the favorable legal opinion of the Company's Nevada counsel, Brownstein Hyatt Farber Schreck, LLP, each addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent.

      (f)    Officers' Certificate. The Placement Agent shall have received on each Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, any Prospectus Supplement, and this Agreement and to the further effect that:

      (i)    The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

      (ii)    No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or any Prospectus Supplement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company's knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

      (iii)    When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and any Prospectus Supplement, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and any Prospectus Supplement, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

      (iv)    Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and any Prospectus Supplement, there has not been: (a) any Material Adverse Effect; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

      (g)    Stock Exchange Listing. The Common Stock shall be registered under the Exchange Act and shall be listed on the principal Trading Market (as defined in the Purchase Agreement), and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

      (h)    Lock-Up Agreements. On the date hereof, the Placement Agent shall have received the executed lock-up agreement, in the form attached hereto as Exhibit A, from each of the directors and executive officers of the Company.

      (i)    Additional Documents. On or before each Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7 (Payment of Expenses), Section 8 (Indemnification and Contribution) and Section 9 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 7.       Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Base Prospectus and each Prospectus Supplement, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys' fees and expenses incurred by the Company or the Placement Agent (with respect to the Placement Agent, which amount shall be included in the reimbursement limit set forth in Section 1(a)(iii) of this Agreement) in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and, if requested by the Placement Agent, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; (vii) if applicable, the filing fees incident to the review and approval by the FINRA of the Placement Agent's participation in the offering and distribution of the Shares; (viii) the fees and expenses associated with including the Shares and Warrant Shares on the Trading Market; and (ix) all other fees, costs and expenses of the Company related to the Offering.

Section 8.       Indemnification and Contribution. The Company agrees to indemnify the Placement Agent in accordance with the provisions of Exhibit I to the Engagement Agreement (as defined below), which is incorporated by reference herein and made a part hereof.

Section 9.       Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 10.       Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, telecopied or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: Aaron Gurewitz, email: ecm@roth.com

With a copy to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
E-Mail: capmkts@egsllp.com
Attention: Charles Phillips

If to the Company:

Seelos Therapeutics, Inc.
300 Park Avenue
12th Floor
New York, NY 10022
Attention: Chief Executive Officer
Email: raj.mehra@seelostx.com

Copy to:

Paul Hastings LLP
1117 South California Avenue
Palo Alto, CA 94304
Attention: Jeffrey T. Hartlin, Esq.
Email: jeffhartlin@paulhastings.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 11.       Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 12.       Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13.       Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent's address shall be deemed in every respect effective service of process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Placement Agent that are finally judicially determined to have resulted from the bad faith, willful misconduct or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 14.       General Provisions.

      (a)    This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. Notwithstanding anything herein to the contrary, the Engagement Agreement, dated July 22, 2020 ("Engagement Agreement"), between the Company and Roth Capital Partners, LLC shall continue to be effective and the terms therein shall continue to survive and be enforceable by the Placement Agent in accordance with its terms, provided that, in the event of a conflict between the terms of the Engagement Agreement and this Agreement, the terms of this Agreement shall prevail. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

      (b)    The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arm's length, is not an agent of, and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

[The remainder of this page has been intentionally left blank.]

If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

SEELOS THERPEUTICS, INC.,

a Nevada corporation

By:  /s/ Raj Mehra, Ph.D.
 Name: Raj Mehra, Ph.D.
Title: President and Chief Executive Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

ROTH CAPITAL PARTNERS, LLC

By: /s/ James J. Antonopoulos, J.D.
Name: James J. Antonopoulos, J.D.
Title: Managing Director, Co-Head of Healthcare Investment Banking

Exhibit 10.2

Exhibit A

Form of Lock-Up Agreement

LOCK-UP AGREEMENT

September 4, 2020

Seelos Therapeutics, Inc.

Re: Placement Agency Agreement, dated September 4, 2020 (the "Placement Agency Agreement"), between Seelos Therapeutics, Inc. (the "Company") and Roth Capital Partners. LLC, acting as placement agent

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the "Letter Agreement") shall have the meanings set forth in the Placement Agency Agreement. In connection with the proposed public offering of shares of common stock of the Company and private placement of warrants to purchase shares of Common Stock of the Company contemplated in the Placement Agency Agreement (the "Offering"), the undersigned irrevocably agrees with the Company that, from the date hereof until 90 days following the date of the Placement Agency Agreement (such period, the "Restriction Period"), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the "Securities"). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to any transfer:

i)	as a bona fide gift or gifts;

ii)

to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned (for purposes of this Letter Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	by any order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the undersigned or any of the undersigned's properties or assets;

viii)	pursuant to a qualified domestic order or in connection with a divorce settlement; or

ix)	of securities purchased in open market transactions after the Closing Date.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict (i) the delivery of shares of Common Stock to the undersigned upon (a) the exercise of any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, (b) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement, or (c) the exercise of convertible securities or other rights to acquire shares of Common Stock; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement, (ii) the surrender or forfeiture of shares of Common Stock to the Company in a transaction exempt from Section 16(b) of the Exchange Act to satisfy withholding obligations upon exercise or vesting of stock options, restricted stock or restricted stock unit awards, or (iii) transfers of shares of Common Stock, options, warrants, convertible securities or other rights to acquire Common Stock pursuant to any bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company's capital stock involving a change of control of the Company, provided, that in the event such tender offer, merger, consolidation or other such transaction is not completed, such securities shall remain subject to the terms of this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Placement Agent to perform under the Placement Agency Agreement and that the Placement Agent (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned's obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Placement Agency Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Placement Agency Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and the Placement Agent and that the Placement Agent is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Placement Agent.

It is understood that, this Letter Agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) prior to the execution of the Placement Agency Agreement, the Company advises the Placement Agent in writing that it has determined not to proceed with the Offering, (ii) the Placement Agency Agreement (other than the provisions thereof that survive termination) is executed but is terminated prior to payment for and delivery of the Securities, or (iii) September 15, 2020, in the event that the Placement Agency Agreement has not been executed by such date.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________
Signature

__________________________
Print Name

__________________________
Position in Company, if any

Address for Notice:

c/o Seelos Therapeutics, Inc.

300 Park Avenue, 12th Floor

New York, NY 10022

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

SEELOS THERAPEUTICS, INC.

By: _________________________________
Name: Raj Mehra, Ph.D.
Title: President and Chief Executive Officer